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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) OCTOBER 3, 2002
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                         CTC COMMUNICATIONS GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          0-27505                                       04-3469590
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


                220 BEAR HILL ROAD, WALTHAM, MASSACHUSETTS 02451
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               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 466-8080
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  On October 3, 2002, CTC Communications Group Inc. (the "Registrant") and its main operating subsidiary, CTC Communications Corporation, announced a voluntary Chapter 11 filing in the U.S. Bankruptcy Court for the District of Delaware.

                  On the same date, the Registrant announced that it had entered into an agreement with its secured lending group to enable the Registrant to utilize its cash to fund operations during the Chapter 11 case.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1 Copy of Registrant's press release, dated October 3, 2002, publicly announcing the Registrant's voluntary Chapter 11 filing and agreement with its secured lending group.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 4, 2002.

                                        CTC COMMUNICATIONS GROUP INC.


                                        By:  /s/ John Pittenger
                                             -----------------------------------
                                             John Pittenger
                                             -----------------------------------
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                              Description
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99.1                 Copy of Registrant's press release, dated October 3, 2002, publicly announcing the Registrant's voluntary Chapter 11 filing and agreement with its secured lending group